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                                                                 EXHIBIT 10.10.1



               Second              AMENDMENT TO LEASE AGREEMENT


     THIS AGREEMENT ("Agreement") is made as of the 27th day of September, 1999 between Lord Baltimore Capital Corporation formerly known as American Trading Estate Company, Inc. (hereinafter referred to as "Landlord") and Kaiser Ventures Inc. p/k/a Kaiser Resources Inc. (hereinafter referred to as "Tenant").

                                  WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a lease dated June 6, 1994 (the "Lease Agreement") for approximately seven thousand five hundred eighty (7,580) rentable square feet (the "Demised Premises") known as suite 850 on the eighty (8/th/) floor of the building commonly known as Empire Towers I, located at 3633 East Inland Empire Blvd., Ontario, CA 91764 (the "Building") and

     WHEREAS, by First Amendment to Lease ("First Amendment") dated May 18, 1999, Landlord and Tenant amended the Lease Agreement to, among other things, accomplish the following:

(i)  Reduce the Demised Premises

(ii) extend the Term by three (3) years and six (6) days

and (iii) renovate the Demised Premises (the Lease Agreement, as amended, is sometimes collectively referred to as the "Lease Agreement"); and


          [See Additional Recitals Attached:  Yes  ___     No    x  ]
                                                               -----

     WHEREAS, Landlord and Tenant, by this Second Amendment to Lease Agreement, desire to, among other things, accomplish the following:

(i)  expand the Demised Premises by ninety one (91) rentable square feet

(ii) ___________________________________________________________________________

and (iii) ______________________________________________________________________


     NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1.  Incorporation of Recitals. All of the recitals set forth above in the
         -------------------------
"WHEREAS" Clauses are hereby made an integral part of this Agreement.

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    2.  Fixed Effective Date.  Unless otherwise expressly set forth herein, the
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effective date ("Effective Date") of this Agreement shall be 12:01 A.M. on
August 1 , 1999.

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    3.  (A) Expansion.  As of the Effective Date, the Demised Premises which
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currently are deemed to contain five thousand four hundred forty four (5,444)
rentable square feet (the "Current Demised Premises") shall be increased by ninety one (91) rentable square feet (the "Additional Space") so that following said increase, the Demised Premises shall be deemed to contain five
thousand five hundred thirty five   (5,535) rentable square feet.

        (B) Floor Plan.  As of the Effective Date, the floor plan, showing the
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location of (i) the Additional Space, and (ii) the Current Demised Premises,
attached hereto as Exhibit "A-2 ______, "and by this reference made a part hereof, shall replace Exhibit "A-1" to the Agreement.

        (C) Early Entry.  In the event Landlord permits Tenant to enter upon the
            -----------
Additional Space prior to the Effective Date (or if Tenant enters the Additional Space without Landlord's consent) for the purpose of moving or installing any of Tenant's furniture, equipment, fixtures, business machines or other personal property into or upon the Additional Space or for any other reason, all of the provisions of the Lease Agreement shall apply and become effective with respect to the Additional Space as of the date of the first such entry by Tenant (except for the provisions to pay rent or additional rent for same).


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     4.   Tenant's Percentage.  As of the Effective Date, Section(s) 7.03 and
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7.06 (Taxes and Operating Costs Escalation) of the Lease Agreement shall be amended by increasing/decreasing the percentage set forth therein from " three and 0668/10000 percent (3.0668)" to " three and 1180/1000 percent (3.1180%)."


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     5.   Base Rent.  As of the Effective Date, the Base Rent payable for the
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Demised Premises shall be as follows:


Lease Period                Annual Rent       Period           Monthly
------------                Per Sq. Foot      Rent             Base Rent
                            ------------      ------           ---------

8/1/99  -  8/31/00          $22.20            $133,116,75      $10,239.75

9/1/00  -  8/31/01          $22.80            $126,198,00      $10,516.50

9/1/01  -  8/31/02          $23.40            $129,519,00      $10,793.25

       N/A                  $                 $                $

       N/A                  $                 $                $

                                              Total Base Rent

                                              $388,833.75

     Said Base Rent ("Base Rent") shall be payable without demand in monthly installments ("Monthly Base Rent") in advance on the first day of each calendar month. For purpose of applying the rent schedule set forth above, if the Effective Date occurs on a day other than the first day of a calendar month, then the Monthly Base Rent for the month during which the Effective Date occurs and for each month during which a Monthly Base Rent change occurs, if any, shall be prorated on the basis of the actual number of days in said month. In the event that the term hereof expires on a day other than the last day of a calendar month, then the Monthly Base Rent for the month during which said expiration occurs shall be prorated on the basis of the actual number of days in said month.


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     6.   No Broker.  Landlord and Tenant represent and warrant to each other
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that they have not had any dealings or communications with any real estate broker or agent in connection herewith and agree to indemnify and hold the other harmless from and against any and all damages, costs and expenses (including court costs and reasonable attorney's fees) which they may incur as a result of a claim for compensation or a commission by any real estate broker or agent with whom the other has dealt or communicated.


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     7.   Miscellaneous and Signature
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     (A)  Gender and Context. As used therein, all terms shall include the
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singular and plural, and all genders as the Context may reasonably require.


     (B)  Counterparts.  This Agreement may be executed in multiple counterparts
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each of which said executed Counterparts shall be deemed an original for all purposes.

     (C)  Controlling Law.  This Agreement shall be interpreted, governed and
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construed pursuant to the laws of the State where the Demised Premises are located.

     (D)  Severability.  In the event that any provisions or clauses of this
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Agreement conflict with or are contrary to applicable law, such conflicting or contrary provisions shall not affect any other provisions which can be given effect without the conflicting provisions, and to this end, the provisions of this Agreement are declared to be severable to allow the striking of any and all provisions which conflict with or are contrary to law while all provisions of this Agreement shall continue to be effective and fully operable.

     (E)  Time of Essence.  Time is of the essence, with respect to all the
          ---------------
obligations and covenants in this Agreement.

     (F)  Ratification.  All of the other provisions of the Lease Agreement, are
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hereby ratified and confirmed and shall remain unchanged and in full force and effect except to the extent that they are inconsistent with the foregoing.

     (G)  Defined Terms. Landlord and Tenant agree that all capitalized terms,
          -------------
if any, not defined herein shall have the applicable definition given to said term in the Lease Agreement.

     (H)  Entire Agreement. This Agreement contains the entire agreement between
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the Landlord and Tenant with respect to the subject matter hereof, and any purported agreement hereafter made shall be ineffective to change, modify, discharge or waive it in whole or in part unless it is in writing and signed by the party against whom enforcement is sought.

     (I)  Conflicts with Exhibits. Any and all Exhibits attached hereto and made
          -----------------------
a part hereof are subordinate in nature to this Agreement and if there is anything therein which is inconsistent with this Agreement, this Agreement shall govern.

     (J)  No Option. This submission of this Agreement to Tenant for examination
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does not constitute a reservation of or option for the amendments set forth herein. This Agreement shall be effective and binding only upon execution and delivery thereof by both Landlord and Tenant.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


ATTEST:                           LANDLORD:
                                  Lord Baltimore Capital Corporation
                                  ----------------------------------
                                  __________________________________

BY:  /s/ Jonathan E. Newman
     ----------------------------------      BY:   /s/ Alan E. Kerry
   Jonathan E. Newman, Assistant Secretary         -----------------------------
                                             Alan E. Kerry, President

ATTEST:                                      TENANT:
                                             Kaiser Ventures, Inc.
                                             -----------------------------------
                                             ___________________________________

BY: /s/ Terry L. Cook                       BY:   /s/ J. F. Verhey
   -----------------------------------             -----------------------------
 Secretary or Assistant Secretary            NAME: J. F. Verhey
                                                   -----------------------------
 of Tenant's Corporation                     TITLE:    EVP/CFO
                                                    ----------------------------

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